SECURITIES AND EXCHANGE COMMISSION

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 Date of Report
              (Date of earliest event reported): December 31, 1999


                           MIGHTY STAR HOLDINGS, LTD.
             (Exact Name of Registrant as specified in its Charter)



    Colorado                           000-56321            05-0499527
    (State or other jurisdiction       (Commission          (IRS Employer
    of incorporation)                  File No.)            Identification No.)

    50 Airport Parkway - Suite 117,
    San Jose, California                                    95110
    (Address of Principal                                   (Zip Code)
    Executive Offices)


               Registrant's telephone number, including area code:
                                 (408) 564-3435

                           OAK BROOK CAPITAL III, INC.
          (Former Name or Former Address, if Changed Since Last Report)

Cautionary Statement for Purposes of "Safe Harbor Provisions" of the Private Securities Litigation Reform Act of 1995:

Except for historical facts, all matters discussed in this report which are forward looking involve a high degree of risks and uncertainties. Potential risks and uncertainties include, but are not limited to, competitive pressures from other food export companies and political developments in overseas markets, economic conditions in the Company's primary markets and other uncertainties detailed or to be detailed from time to time in the Company's Securities and Exchange Commission filings.


ITEMS 1 THROUGH 7.

     Not Applicable


ITEM 8

     In connection with the acquisition of Mighty Star Holdings, Ltd., a British Virgin Islands corporation, the Registrant has changed its fiscal year ending date from June 30th to December 31st.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                         MIGHTY STAR HOLDINGS, LTD.



                         By:  /s/  Edmund C. K. Leong

                         Edmund C. K. Leong, Vice President,
                         North American Operations

Dated: February 18, 2000